INVESCO GLOBAL HEALTH CARE FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                           $ 3,073
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                           $    58
           Investor Class                                    $ 2,600

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                           $0.1737
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                           $0.2528
           Investor Class                                    $0.1737

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                            18,252
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                               517
           Class C                                             1,739
           Class Y                                               381
           Investor Class                                     15,038

74V.   1   Net asset value per share (to nearest cent)
           Class A                                           $ 40.38
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                           $ 33.06
           Class C                                           $ 33.09
           Class Y                                           $ 40.71
           Investor Class                                    $ 40.39

INVESCO DEVELOPING MARKETS FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         13

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $10,042
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                        $ 7,277
           Class R5                                       $ 6,238
           Class R6                                       $ 1,454

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.2422
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                        $0.3237
           Class R5                                       $0.3712
           Class R6                                       $0.3922

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                         43,415
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                          1,333
           Class C                                          5,059
           Class Y                                         34,006
           Class R5                                        19,316
           Class R6                                         4,472

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $ 34.42
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                        $ 33.31
           Class C                                        $ 33.27
           Class Y                                        $ 34.55
           Class R5                                       $ 34.52
           Class R6                                       $ 34.52

INVESCO ENDEAVOR FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         16

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $   375
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                        $    15
           Class C                                        $    68
           Class R                                        $    78
           Class Y                                        $    86
           Class R5                                       $    66
           Class R6                                       $   315

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.0604
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                        $0.0405
           Class C                                        $0.0405
           Class R                                        $0.0537
           Class Y                                        $0.0672
           Class R5                                       $0.0700
           Class R6                                       $0.0725

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                          8,525
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                            300
           Class C                                          2,499
           Class R                                          1,663
           Class Y                                          4,306
           Class R5                                         1,447
           Class R6                                         4,130

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $ 21.18
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                        $ 19.74
           Class C                                        $ 19.75
           Class R                                        $ 20.77
           Class Y                                        $ 21.48
           Class R5                                       $ 21.84
           Class R6                                       $ 21.86

INVESCO SELECT COMPANIES FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $ 9,045
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                        $    79
           Class C                                        $   979
           Class R                                        $   727
           Class Y                                        $ 3,505
           Class R5                                       $ 1,071

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.2344
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                        $0.0918
           Class C                                        $0.0918
           Class R                                        $0.1862
           Class Y                                        $0.2828
           Class R5                                       $0.2993

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                         36,864
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                            516
           Class C                                          8,146
           Class R                                          3,253
           Class Y                                         15,456
           Class R5                                         3,301

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $ 23.95
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                        $ 22.40
           Class C                                        $ 22.37
           Class R                                        $ 23.48
           Class Y                                        $ 24.11
           Class R5                                       $ 24.69

INVESCO CHINA FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $   544
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class Y                                        $    39
           Class R5                                       $     8

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.1184
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class Y                                        $0.1667
           Class R5                                       $0.2155

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                          3,775
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                            376
           Class C                                          1,086
           Class Y                                            223
           Class R5                                            20

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $ 20.31
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                        $ 19.71
           Class C                                        $ 19.68
           Class Y                                        $ 20.36
           Class R5                                       $ 20.38

INVESCO INTERNATIONAL TOTAL RETURN FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         21

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $   360
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                        $     9
           Class C                                        $    16
           Class Y                                        $    13
           Class R5                                       $     3
           Class R6                                       $    83

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.1070
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                        $0.0256
           Class C                                        $0.0255
           Class Y                                        $0.1342
           Class R5                                       $0.1342
           Class R6                                       $0.1342

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                          2,984
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                            258
           Class C                                            504
           Class Y                                             89
           Class R5                                            25
           Class R6                                           791

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $ 11.07
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                        $ 11.05
           Class C                                        $ 11.04
           Class Y                                        $ 11.06
           Class R5                                       $ 11.07
           Class R6                                       $ 11.07

INVESCO BALANCED-RISK ALLOCATION FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         23

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $ 85,274
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                        $    624
           Class C                                        $ 38,451
           Class R                                        $    361
           Class Y                                        $ 97,692
           Class R5                                       $  4,029
           Class R6                                       $ 13,606

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $ 0.2896
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                        $ 0.2391
           Class C                                        $ 0.2391
           Class R                                        $ 0.2728
           Class Y                                        $ 0.3077
           Class R5                                       $ 0.3118
           Class R6                                       $ 0.3140

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                         328,471
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                           2,504
           Class C                                         203,487
           Class R                                           2,350
           Class Y                                         373,229
           Class R5                                         15,905
           Class R6                                         40,103

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $  12.88
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                        $  12.53
           Class C                                        $  12.53
           Class R                                        $  12.75
           Class Y                                        $  12.99
           Class R5                                       $  12.99
           Class R6                                       $  12.99

INVESCO PACIFIC GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         28

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $   358
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class R                                        $     1
           Class Y                                        $    33
           Class R5                                       $     0

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.1005
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class R                                        $0.0594
           Class Y                                        $0.1519
           Class R5                                       $0.1908

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                          3,333
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                             40
           Class C                                            224
           Class R                                             12
           Class Y                                            135
           Class R5                                             1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $ 23.90
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                        $ 22.49
           Class C                                        $ 22.53
           Class R                                        $ 23.74
           Class Y                                        $ 24.28
           Class R5                                       $ 24.30

INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         40

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $   710
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                        $    27
           Class C                                        $   147
           Class R                                        $    30
           Class Y                                        $   106
           Class R5                                       $    19
           Class R6                                       $ 1,392

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.2931
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                        $0.2200
           Class C                                        $0.2204
           Class R                                        $0.2688
           Class Y                                        $0.3171
           Class R5                                       $0.3171
           Class R6                                       $0.3171

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                          1,418
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                             62
           Class C                                            385
           Class R                                             84
           Class Y                                            167
           Class R5                                            32
           Class R6                                         3,617

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $  9.17
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                        $  9.16
           Class C                                        $  9.17
           Class R                                        $  9.17
           Class Y                                        $  9.17
           Class R5                                       $  9.16
           Class R6                                       $  9.16

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         41

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $ 2,068
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                        $    52
           Class C                                        $   132
           Class R                                        $     8
           Class Y                                        $ 5,447
           Class R5                                       $ 5,161
           Class R6                                       $ 2,148

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.2165
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                        $0.1725
           Class C                                        $0.1725
           Class R                                        $0.2018
           Class Y                                        $0.2284
           Class R5                                       $0.2284
           Class R6                                       $0.2284

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                          7,661
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                            123
           Class C                                            556
           Class R                                             56
           Class Y                                         27,419
           Class R5                                        29,134
           Class R6                                        13,631

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $  9.05
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                        $  8.91
           Class C                                        $  8.89
           Class R                                        $  9.02
           Class Y                                        $  9.13
           Class R5                                       $  9.13
           Class R6                                       $  9.13

INVESCO EMERGING MARKETS EQUITY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         42

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $   110
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                        $     5
           Class R                                        $     1
           Class Y                                        $     4
           Class R5                                       $     1
           Class R6                                       $    96

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.0814
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                        $0.0305
           Class R                                        $0.0647
           Class Y                                        $0.0988
           Class R5                                       $0.0988
           Class R6                                       $0.0988

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                          2,008
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                            291
           Class R                                             97
           Class Y                                             58
           Class R5                                            48
           Class R6                                         1,130

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $  7.61
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                        $  7.55
           Class R                                        $  7.59
           Class Y                                        $  7.62
           Class R5                                       $  7.62
           Class R6                                       $  7.62

INVESCO PREMIUM INCOME FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         43

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                        $ 2,765
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class C                                        $   801
           Class R                                        $     4
           Class Y                                        $   551
           Class R5                                       $    41
           Class R6                                       $ 8,291

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.5505
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class C                                        $0.4720
           Class R                                        $0.5246
           Class Y                                        $0.5768
           Class R5                                       $0.5768
           Class R6                                       $0.5768

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                          4,036
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                          1,655
           Class R                                              5
           Class Y                                            737
           Class R5                                             1
           Class R6                                        17,049

74V.   1   Net asset value per share (to nearest cent)
           Class A                                        $ 10.04
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                        $ 10.03
           Class R                                        $ 10.03
           Class Y                                        $ 10.05
           Class R5                                       $ 10.05
           Class R6                                       $ 10.04

INVESCO GLOBAL MARKET STRATEGY FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2013
FILE NUMBER:        811-05426
SERIES NO.:         44

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                          56
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                          76
          Class R                                                           1
          Class Y                                                         646
          Class R5                                                          1
          Class R6                                                     10,174

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                     $ 10.78
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class C                                                     $ 10.78
          Class R                                                     $ 10.78
          Class Y                                                     $ 10.79
          Class R5                                                    $ 10.79
          Class R6                                                    $ 10.80